SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 15, 1998


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States                     333-32591                    58-1897792
(State or other                   (Commission                  (IRS Employer
 jurisdiction                      File No.)                Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5              Other Events.

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  August   1998  to  the  Series   1997-2
                    Certificateholders on September 15, 1998.




                                      - 1 -



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 Item 7(c).                        Exhibits.

                    The  following  is filed as an exhibit to this report  under
Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of August 1998.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FNANB CREDIT CARD
                                         MASTER TRUST


                                         By:       FIRST NORTH AMERICAN
                                                   NATIONAL BANK, as
                                                   Transferor and Servicer


                                         By:
                                                   Michael T. Chalifoux
                                                   Chairman of the Board





Date:      September 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



        Exhibit
         Number                     Exhibit


          99.1 Series 1997-2 Certificateholders Statement for the month of August 1998.